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                           OFFICE SERVICE AGREEMENT

This Agreement is dated October 8, 1997 and is entered into in Pleasanton, CA by and between Rostex, Inc., dba HQ Business Centers (hereinafter "HQ") and Summit Bank (hereinafter "Client").

HQ and Client agree that HQ shall grant to Client for and in consideration of the agreements and fee(s) set forth herein, a license to use the Office(s) as from time to time designated by HQ and, in common with HQ's other clients, a license to use HQ's Business Center facilities and services, in accordance with the terms hereof.

1. BASIC TERMS. This Section 1 contains the basic terms of this Agreement and all provisions of this Agreement are to be read in accord therewith:

     A. Base Services: HQ's Complete Executive Office Program, including the use of executive offices complete with professional administrative staff, telephone answering and such other inclusive services as defined in Schedule "A".

     B. Additional Services: Access to additional business services for purchase as needed by Client, including secretarial, administrative, telecommunications support and such other services are as defined in Schedule "B".

     C.  HQ Business Center  Pleasanton

     D.  Building  5820 Stoneridge Mall Road, Pleasanton, CA 94588

     E.  Office [(number(s)]  23 having a maximum occupancy of 2 person(s).

     F.  Commencement Date  December 1, 1997

     G.  Initial Term  12 Months

     H.  End of Initial Term  November 30, 1998

     I.  Monthly Base Services Fee  $1669.00

     J.  Refundable Services Retainer  $2503.50

2. OFFICE. Client shall, as part of the Base Services, be granted a license to use the Office and shall have access to the Office twenty-four
(24) hours a day, seven (7) days a week. HQ agrees to provide office cleaning, maintenance services, electric heating and air conditioning to the Office for normal office use in such reasonable quantities and during such reasonable hours as shall be determined by HQ or the Building. In addition, Client will have reasonable use of HQ common area facilities. Client shall use the Office and common areas of the HQ Business Center solely for general office use in the conduct of the Client's business.

     If, for any reason whatsoever, HQ is unable to provide use of the Office or a mutually agreed upon alternative Office at the time herein agreed, Client may either extend the Commencement time herein agreed, Client may either extend the Commencement Date until the Office becomes available or, as its sole remedy for such failure, cancel and terminate this Agreement if the use of the Office is not available to Client within five (5) business days after written notice to HQ by Client, in which case any prior payments shall be fully refunded. No such failure to provide use of the Office shall subject HQ to any liability for loss or damage, nor affect the validity of this Agreement or the obligations of the Client hereunder.

     HQ will have the right to relocate Client, AT HQ'S EXPENSE, to another office in the HQ Business Center, and to substitute such other office for the Office licensed hereby, provided such other office is substantially similar in area and configuration to Client's contracted office and provided Client shall incur no increase in the Monthly Base Services Fee.

3. SERVICES. HQ agrees, in consideration of the Monthly Base Services Fee, to provide Base Services to Client as described in Schedule "A". From time to time during the Term, HQ may, at its option, make other services available to Client of the nature described in Schedule "B", at fees that are from time to time established by HQ. In the event Client is in default of this Agreement, HQ may, at its option, cease furnishing any and all services including telephone services.

     Client will not offer to any party in the HQ Business Center or the Building, any of the services that HQ provides to its clients including, but not limited to, the services described in Schedule "A" or "B".

     HQ will answer all incoming telephone calls, unless otherwise mutually agreed, during normal business hours, as determined by HQ. Answering service will be limited to normal business communications, excluding inbound telemarketing and advertising response which requires pre-approval by HQ and shall be subject to fees established from time to time by HQ.

     Client will use only telecommunications systems and services as provided by HQ. Client will pay to HQ a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event HQ discontinues the offering of long distance service, Client will provide its own long distance service through a locally accessed long distance carrier.

     Client acknowledges that due to the imperfect nature of verbal, written and electronic communications, neither HQ nor any of its officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of HQ to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services required under this Agreement or agreed to by HQ. Client's sole remedy and HQ's sole obligation for any failure to render any service, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Client's billing in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.

     CLIENT EXPRESSLY WAIVES, AND AGREES NOT TO MAKE ANY CLAIM FOR DAMAGES, DIRECT OR CONSEQUENTIAL, ARISING OUT OF ANY FAILURE TO FURNISH ANY UTILITY, SERVICE OR FACILITY, ANY ERROR

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OR OMISSION WITH RESPECT THERETO, OR ANY DELAY OR INTERRUPTION OF THE SAME.

4. DURATION OF AGREEMENT. Upon the End of Initial Term, or any extension thereof, the term of this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least sixty (60) days prior to the End of Initial Term (90 days if Client has licensed the use of three or more offices).

     Tenant hereby agrees to pay HQ, the total monthly rent for each full month, or part thereof, in which the tenant occupies the premises. Tenant is deemed to occupy the premises during the required notice period herein, whether or not tenant is physically in the premises. (Eg: 30 day notice presented on the 15th day of month 1 requires payment of total monthly rent for month 2).

     Upon any termination of this Agreement, whether by lapse of time or otherwise, or upon any revocation of Client's license herein granted, the Client shall cease all use of the Office, the HQ Business Center and all services immediately. For each and every month or portion thereof that Client continues use of the Office after the termination of this Agreement by lapse of time or otherwise, without the express written consent of HQ, Client shall pay HQ an amount equal to double the Monthly Base Services Fee computed on a per-month basis for each month or portion thereof that Client continues the use of the Office.

5. PAYMENTS AND ESCALATIONS. Client agrees to pay to HQ the Monthly Base Services Fee plus applicable sales or use taxes, in advance, on the first day of each calendar month during the Initial Term and all extensions thereof, without any deduction, offset, notice or demand. If the Commencement Date shall be other than the first day of a month or end of the last day of a month, fees for any such month shall be prorated. Charges for any Schedule "B" service purchased by Client from HQ shall be due and payable on the 10th of the month following the offer for any such service.

     One year after the Commencement Date of this Agreement and each and every anniversary date thereafter, the Monthly Base Service Fee will automatically increase by FOUR PERCENT (4%) of the Monthly Base Services Fee due for the month preceding such anniversary date.

     All Monthly Base Services Fees and other sums payable hereunder shall be payable at the office of HQ or at such other location or to any agent designated in writing by HQ. In addition to any other sums due, Client shall pay monthly late charges equal to five percent (5%) of all amounts that have not been paid to HQ within five (5) days of their respective due dates. The parties agree that such late charges are fair and reasonable compensation for costs incurred by HQ where there is default in any payment due under this Agreement.

     Upon the execution of this Agreement, Client shall pay HQ or its agent the Refundable Services Retainer. The Refundable Services Retainer need not be kept separate and apart from other funds of HQ, no interest shall be paid thereon, and may be used by HQ to provide Schedule "A" and "B" services under this Agreement. In addition to the Refundable Services Retainer, Client will, upon execution hereof, pay to HQ the Monthly Base Services Fee for the first full month of the Initial Term.

     Client agrees that the Refundable Services Retainer shall not be used by Client as payment for the Monthly Base Services Fee for the last month of the Initial Term, or any extension thereof, in the event Client defaults in the performance of any of the terms hereof, HQ may terminate this Agreement and the license herein granted and may also use, apply or retain the whole, or any part, of the Refundable Services Retainer for the payment of any service fee or any other payment due hereunder, or for payment of any other sum that HQ may spend by reason of Client's default. If Client shall, at the end of the term of this Agreement, have fully and faithfully complied with all of the terms and provisions of this Agreement, and surrendered all keys, access cards and building passes, the Refundable Services Retainer, or any balance thereof, shall be returned to Client within forty-five (45) days thereafter.

6. DAMAGES AND INSURANCE. Client will not damage or deface the furnishings, walls, floors or ceilings, nor make holes for the hanging of pictures or make or suffer to be made any waste, obstruction or unlawful, improper or offensive use of the Office or the common area facilities. Client will not cause damage to any part of the Building or the property of HQ or disturb the quiet enjoyment of any other licensee or occupant of the Building. At the termination of this Agreement, the Office shall be in as good condition as when Client commenced the use thereof, normal wear and tear excepted. Client agrees to pay for repainting each Office used less than twelve (12) months by Client, at a cost not to exceed One Hundred Fifty Dollars ($150.00) per Office. HQ will have the right, at any time and from time to time, to enter the Office to inspect the same, to make such repairs and alterations as HQ reasonably deems necessary, and the cost of any such repair resulting from the act or omission of Client shall be reimbursed to HQ by Client upon demand. HQ shall have the right to show the Office to prospective Clients, provided HQ will use reasonable efforts not to disrupt Client's business.

     HQ and its respective directors, licensors, officers, agents, servants and employees shall not, to the extent permitted by law, except upon the affirmative showing of HQ's gross negligence or willful misconduct, be liable for, and Client waives all right of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of Client, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the HQ Business Center or the Building. Without limitation of any other provision hereof, each party hereto hereby agrees to indemnify, defend and hold harmless the other party hereto, and such other party's officers, directors, employees, shareholders, partners, agents and representatives from and against any liability to third parties arising out of, in the case of Client as an indemnifying party, Client's use and occupancy of the Office or any negligent act or omission of Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers or invitees and, in the case of HQ as an indemnifying party, any act or omission constituting gross negligence or willful misconduct of HQ or HQ's officers, directors, employees, shareholders, partners, agents or representatives. Subject to the foregoing, Client assumes all risk of loss with respect to all personal property of Client, its agents employees, contractors, and invitees, within or about the HQ Business Center or the Building. Client acknowledges that it is the Client's responsibility to maintain insurance to cover the risks set forth in this paragraph.

     HQ and Client each hereby waive any and all rights of recovery against the other, or against the directors, licensors, officers, agents, servants and employees of the other, for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by any insurance policy.

     If the HQ Business Center is made unusable, in whole or in part, by fire or other casualty not due to negligence of Client, HQ may, at its option, terminate the Agreement upon notice to Client, effective upon such casualty, or may elect to repair, restore or rehabilitate, or cause to be repaired, restored or rehabilitated, the HQ Business Center, without expense to Client, within ninety (90) days or within such longer period of time as may be required because of events beyond HQ's control. The Monthly Base Services Fee shall be abated on a per diem basis for the portions of the Office that are unusable.

7.   DEFAULT.  Client shall be deemed to be in default under this Agreement:
(a) if Client defaults in the payment of the Monthly Base Services Fee or other sums due hereunder or (b) if Client defaults in the prompt and full performance of any other provision of this Agreement and any such default continues in excess of five (5) business days after written notice by HQ.

     Should Client be in default hereunder, HQ shall have the option to pursue any one or more of the following remedies

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without any additional notice or demand whatsoever and without limitation to
HQ in the exercise of any remedy.

     (1) HQ may, if HQ so elects, without any additional notice of such election or demand to Client, either forthwith terminate this Agreement and the license to use any portion of the HQ Business Center, and may enter into the Office and take and hold possession of the contents thereof, without releasing Client, in whole or in part, from the Client's obligations hereunder. In the event of such termination, HQ may, at its option, declare the entire amount of the Monthly Base Services Fee which would become due and payable during the remainder of the term, to be due and payable immediately, in which event, Client agrees to pay the same at once.

     (2) Pursue any other remedy now or hereafter available to HQ. HQ's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

     Client agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by HQ in connection with the enforcement of this Agreement, the collection of any sums due hereunder, any action for declaratory relief in any way related to this Agreement, or the protection or preservation of any rights of HQ hereunder.

     8. RESTRICTION ON HIRING. Client agrees that during the term of this Agreement and within one (1) year of the termination of this Agreement, neither Client nor any of its principals, employees or affiliates will hire directly or as an independent contractor, any person who is at that time, or was during the term of this Agreement, an employee of HQ. In the event of a breach of any obligation of Client contained in this paragraph. Client shall be liable to HQ for, and shall pay to HQ, on demand, liquidated damages in the sum of $10,000.00 for each employee with respect to whom such breach shall occur, it being mutually agreed that the actual damage that would be sustained by HQ as the result of any such breach would be, from the nature of the case, extremely difficult to fix and that the aforesaid liquidated damage amount is fair and reasonable.

     9. MISCELLANEOUS.

     A. This is the only Agreement between the parties. No other agreements are effective. All amendments to this Agreement shall be in writing and signed by all parties. Any other attempted amendment shall be void. The invalidity or unenforceability of any provision hereof shall not affect the remainder hereof.

     B. All waivers must be in writing and signed by the waiving party. HQ's failure to enforce any provision of this Agreement or its acceptance of fees shall not be a waiver and shall not prevent HQ from enforcing any provision of this Agreement in the future. No receipt of money by HQ shall be deemed to waive any default of Client or to extend, reinstate or continue the term hereof.

     C. All Schedules and Addenda attached hereto are hereby incorporated herein by this reference. The laws of the State in which the HQ Business Center is located shall govern this Agreement.

     D. All parties signing this Agreement as a partnership or co-signing individuals shall be jointly and severally liable for all obligations of Client.

     E. Client represents and warrants to HQ that there are no agents, brokers, finders or other parties except _____________ with whom Client has dealt who are or may be entitled to any commission or fee with respect to this Agreement.

     F. Neither Client nor anyone claiming by, through or under Client shall assign this Agreement or permit the use of any portion of the HQ Business Center by any person other than Client; provided, however, Client may assign this Agreement to an affiliated corporation of Client. In the event of any such permitted assignment, Client shall not thereby be relieved of any of its obligations under this Agreement.

     G. The Rules and Regulations of the Building and of HQ as defined on Schedule "C" hereto and any additional schedules that may be attached hereto are expressly made a part of this Agreement and Client expressly covenants and agrees to abide by all of such Rules and Regulations and such additional terms, as well as such reasonable modifications to such Rules and Regulations as may be hereafter adopted by HQ.

     H. All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, addressed to Client at:

     Summit Bank
     2969 Broadway
     Oakland, CA 94611

     Notice to HQ shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, to HQ at the Building and as follows:

     HQ Pleasanton
     5820 Stoneridge Mall Road, Suite 100
     Pleasanton, CA 94588

     I. THIS AGREEMENT IS NOT INTENDED TO CREATE A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY IN FAVOR OF THE CLIENT, BUT MERELY CREATES A REVOCABLE LICENSE IN ACCORDANCE WITH THE TERMS HEREOF. This Agreement grants Client the license to use the HQ Business Center and the Office for the specific purposes herein set forth without diminution of the legal possession or control thereof by HQ and shall be revocable at the option of HQ upon the destruction of the HQ Business Center or the breach by Client of any term or condition herein set forth. This Agreement is subject and subordinate to any underlying lease or contract of the Building or of the premises comprising the Office or the HQ Business Center as such lease or contract may be amended from time to time (such underlying lease or contract together with any amendments, is hereinafter referred to as the "Master Lease"). This agreement shall terminate simultaneously with the termination of the HQ Business Center operation for any reason. Client is not a party to nor shall Client have any rights under the Master Lease.

     J. Client acknowledges that HQ Business Centers will comply with U.S. Postal Service regulations regarding Client mail and, upon termination of this Agreement, it will be Client's responsibility to notify all parties of termination of the use of the above described address, assigned telephone number, telex and facsimile numbers. For a period of thirty (30) days after the termination of this Agreement, HQ will, at Client's written request and cost, provide Client's new telephone number and address to all incoming callers and will hold or forward to Client once a week all mail, packages, facsimiles and telexes.

     K. HQ may assign this Agreement and/or any fees hereunder and Client agrees to attorn to any such assignee.

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                        HQ

      Rostex, Inc., dba HQ Business Centers
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A(n)  California Corporation
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By:   S. Kermabon
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      Sylvia J. Kermabon
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Its:  Center Manager
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                   CLIENT

CORPORATION:  Summit Bank
            -------------------------------------

A(n)      [ILLEGIBLE]                 Corporation
    ---------------------------------------------

By:       [ILLEGIBLE]
    ---------------------------------------------

    ---------------------------------------------

Its:      [ILLEGIBLE]
    ---------------------------------------------

PARTNERSHIP: ------------------------------------

A(n)                                  Partnership
    ---------------------------------------------

By: ---------------------------------------------

    ---------------------------------------------

Its: General Partner

INDIVIDUALS:

    ---------------------------------------------
                   (signature)

    ---------------------------------------------
                   (print name)

Address: ----------------------------------------

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    ---------------------------------------------
                    (signature)

    ---------------------------------------------
                    (print name)

Address: ----------------------------------------

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PERSONAL GUARANTEE:

For value received, the undersigned does hereby unconditionally and irrevocably guarantee the prompt payment and full performance of all terms, covenants, conditions and agreements as contained herein.

BY: --------------------- BY: ---------------------- BY: ----------------------

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SCHEDULE "A"
BASE SERVICES: see attached - Schedule "A" in Addition to the following:

-  Individual Executive Office

-  Professional Receptionist, Message Center Secretaries, and Office Manager

-  Prestigious Business Address

-  Business Identity on Building Lobby Directory

-  Facsimile Number for Client's Use

-  Mail and Package Receipt

-  Utilities and Janitorial Service

-  Building Operating Expenses

SCHEDULE "B"
ADDITIONAL SERVICES

Secretarial Services and Errands
Binding Services
Postage for Outgoing Mail (plus 20%)
Express Delivery Services (plus 20%)
UPS Services (plus 20%)
Mail Reads and Mail Checks
Handling all Pick-up and Deliveries
Paging and Cross Connecting
Specialized Telephone Services
Specialized Equipment Rental
Printing
Office Supplies
Miscellaneous Purchasing Services
Catering
Local and Long Distance Telephone Services
Other Tenant Requested Services

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